Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

8. Debt

In April 2014, we completed an initial public offering of our common stock and utilized the net proceeds to repay (i) $296 million aggregate principal amount of our Term Loan C (as defined below) and (ii) $320 million aggregate principal amount of our 2019 Notes (as defined below) at a redemption price of 108.5% of the principal amount, which represents the maximum amount of the contingent call option exercisable in the event of an equity offering. As a result of the prepayments on Term Loan C and the 2019 Notes, we recorded an extinguishment loss of $31 million which includes a $27 million redemption premium on the 2019 Notes.

As of September 30, 2014 and December 31, 2013, our outstanding debt included in our consolidated balance sheets totaled $3,088 million and $3,730 million, respectively, net of unamortized discounts of $15 million and $20 million, respectively. The following table sets forth the face values of our outstanding debt as of September 30, 2014 and December 31, 2013 (in thousands):

	Rate	Maturity	September 30, 2014	December 31, 2013
Senior secured credit facilities:
Term Loan B	L+3.00%	February 2019	$1,743,938	$1,757,250
Incremental term loan facility	L+3.00%	February 2019	346,500	349,125
Term Loan C	L+2.50%	December 2017	49,313	361,250
Revolver, $370 million	L+2.75%	February 2019	—	—
Revolver, $35 million	L+3.25%	February 2018	—	—
Senior unsecured notes due 2016	8.35%	March 2016	400,000	400,000
Senior secured notes due 2019	8.50%	May 2019	480,000	800,000
Mortgage facility	5.80%	March 2017	82,457	83,286

Face value of total debt outstanding			3,102,208	3,750,911
Less current portion of debt outstanding			(22,418)	(86,117)

Face value of long-term debt outstanding			$3,079,790	$3,664,794

Senior Secured Credit Facilities

On February 19, 2013, Sabre GLBL Inc. entered into an agreement that amended and restated its existing senior secured credit facilities (the “Amended and Restated Credit Agreement”). The new agreement replaced (i) the existing initial term loans with new classes of term loans of $1,775 million (the “Term Loan B”) and $425 million (the “Term Loan C”) and (ii) the existing revolver with a new revolver of $352 million (the “Revolver”).

On September 30, 2013, we entered into an agreement for an incremental term loan facility to Term Loan B (the “Incremental Term Loan Facility”), having a face value of $350 million and providing total net proceeds of $350 million. We have used a portion, and intend to use the remainder of the proceeds of the Incremental Term Loan Facility, for working capital, general corporate purposes and ongoing and future strategic actions related to Travelocity. The Incremental Term Loan Facility matures on February 19, 2019 and initially bore interest at a rate equal to the LIBOR rate, subject to a 1.00% floor, plus 3.50% per annum. It includes a provision for increases in interest rates to maintain a difference of not more than 50 basis points relative to future term loan extensions or refinancing of amounts under the Amended and Restated Credit Agreement.

On February 20, 2014, we entered into a series of amendments to our Amended and Restated Credit Agreement (the “Repricing Amendments”) the first of which reduced the Term Loan B’s applicable margin for Eurocurrency and Base rate borrowings to 3.25% and 2.25%, respectively, with a step down to 3.00% and 2.00%, respectively, if the Senior Secured Leverage Ratio (as defined in the Amended and Restated Credit Agreement) is less than or equal to 3.25 to 1.00. It also reduced the Eurocurrency rate floor to 1.00% and the Base rate floor to 2.00%.

The Repricing Amendments extended the maturity date of $317 million of the $352 million Revolver to February 19, 2019. The Repricing Amendments also provided for an incremental revolving commitment due February 19, 2019 of $53 million, increasing the Revolver from $352 million to $405 million. The extended and incremental revolving commitments, totaling $370 million (the “Extended Revolver”), reduced the applicable margins to 3.00% for Eurocurrency and 2.00% for Base rate borrowings, with a step down to 2.75% and 1.75%, respectively, if the Senior Secured Leverage Ratio is less than or equal to 3.25 to 1.00. There were no changes in the maturity date and applicable margins of the unextended revolving commitments of $35 million (“Unextended Revolver”). The Extended Revolver also includes an accelerated maturity date of November 19, 2018 if, as of that date, borrowings under the Term Loan B (or permitted refinancing thereof) remain outstanding and mature before February 18, 2020.

Sabre GLBL Inc.’s obligations under the Amended and Restated Credit Agreement are guaranteed by Sabre Holdings and each of Sabre GLBL Inc.’s wholly-owned material domestic subsidiaries, except unrestricted subsidiaries. We refer to these guarantors together with Sabre GLBL Inc., as the Loan Parties. The Amended and Restated Credit Agreement is secured by (i) a first priority security interest on the equity interests in Sabre GLBL Inc. and each other Loan Party that is a direct subsidiary of Sabre GLBL Inc. or another Loan Party, (ii) 65% of the issued and outstanding voting (and 100% of the non-voting) equity interests of each wholly-owned material foreign subsidiary of Sabre GLBL Inc. that is a direct subsidiary of Sabre GLBL Inc. or another Loan Party, and (iii) a blanket lien on substantially all of the tangible and intangible assets of the Loan Parties.

Under the Amended and Restated Credit Agreement, the Loan Parties are subject to certain customary non-financial covenants, as well as a maximum Senior Secured Leverage Ratio, which applies if our Revolver utilization exceeds certain thresholds and is calculated as Senior Secured Debt (net of cash) to EBITDA, as defined by the agreement. This ratio was 5.5 to 1.0 for 2013 and is 5.0 to 1.0 for 2014. The definition of EBITDA is based on a trailing twelve months EBITDA adjusted for certain items including non-recurring expenses and the pro forma impact of cost saving initiatives. As of September 30, 2014, we are in compliance with all covenants under the Amended and Restated Credit Agreement.

As of September 30, 2014 and December 31, 2013, we had no outstanding balance under the Extended and Unextended Revolver. As of September 30, 2014, we had outstanding letters of credit totaling $60 million, which reduces our overall credit capacity under the Revolver. As of December 31, 2013, we had outstanding letters of credit totaling $67 million, of which $66 million reduced our overall credit capacity under the Revolver and $1 million was collateralized with restricted cash.

Principal Payments

Term Loan B and the Incremental Term Loan Facility mature on February 19, 2019, and require principal payments in equal quarterly installments of 0.25%. Term Loan C matures on December 31, 2017. As a result of the April 2014 prepayment, quarterly principal payments on Term Loan C are no longer required. We are obligated to pay $17 million on September 30, 2017 and the remaining balance on December 31, 2017. The Extended Revolver matures on February 19, 2019 and the Unextended Revolver matures on February 19, 2018. For the nine months ended September 30, 2014, we made $328 million of principal payments of which $296 million was the prepayment on Term Loan C. We are scheduled to make $22 million in principal payments over the next twelve months.

We are also required to pay down the term loans by an amount equal to 50% of annual excess cash flow, as defined in our Amended and Restated Credit Agreement. This percentage requirement may decrease or be eliminated if certain leverage ratios are achieved. As a result of the Amended and Restated Credit Agreement, no excess cash flow payment was required in 2013 with respect to our results for the year ended December 31, 2012. Additionally, based on our results for the year ended December 31, 2013, we are not required to make an excess cash flow payment in 2014. In the event of certain asset sales or borrowings, the Amended and Restated Credit Agreement requires that we pay down the term loans with the resulting proceeds. Subject to the repricing premium discussed above, we may repay the indebtedness at any time prior to the maturity dates without penalty.

Interest

Borrowings under the Amended and Restated Credit Agreement bear interest at a rate equal to either, at our option: (i) the Eurocurrency rate plus an applicable margin for Eurocurrency borrowings as set forth below, or (ii) a base rate determined by the highest of (1) the prime rate of Bank of America, (2) the federal funds effective rate plus 1/2% or (3) LIBOR plus 1.00%, plus an applicable margin for base rate borrowings as set forth below. The Eurocurrency rate is based on LIBOR for all U.S. dollar borrowings and has a floor.

	Eurocurrency borrowings		Base rate borrowings
	Applicable Margin (1)	Floor	Applicable Margin (1)	Floor
Term Loan B, prior to Repricing Amendments	4.00%	1.25%	3.00%	2.25%
Term Loan B, subsequent to Repricing Amendments	3.25%	1.00%	2.25%	2.00%
Incremental term loan facility	3.50%	1.00%	2.50%	2.00%
Term Loan C	3.00%	1.00%	2.00%	2.00%
Revolver, $370 million	3.00%	N/A	2.00%	N/A
Revolver, $35 million	3.75%	N/A	2.75%	N/A

(1)	Applicable margins do not reflect potential step downs which are determined by the Senior Secured Leverage Ratio. See below for additional information.

Applicable margins for Term Loan B and the Extended Revolver step down 25 basis points for any quarter if the Senior Secured Leverage Ratio is less than or equal to 3.25 to 1.00. Applicable margins for all other borrowings under the Amended and Restated Credit Agreement step down by 50 basis points for any quarter if the Senior Secured Leverage Ratio is less than or equal to 3.0 to 1.0. Applicable margins increase to maintain a difference of not more than 50 basis points relative to future term loan extensions or refinancings. In addition, we are required to pay a quarterly commitment fee of 0.375% per annum for unused revolving commitments. The commitment fee may increase to 0.5% per annum if the Senior Secured Leverage Ratio is greater than 4.0 to 1.0.

We have elected the three-month LIBOR as the floating interest rate on all $2,140 million of our outstanding term loans. As of September 30, 2014, the interest rate, including applicable margin, is 4.0% for the Term Loan B of $1,744 million; 4.0% for the Incremental Term Loan Facility of $347 million; and 3.5% for the Term Loan C of $49 million. Interest payments are due on the last day of each quarter. Interest on a portion of the outstanding loan is hedged with interest rate swaps (see Note 9, Derivatives).

In connection with the prepayment on Term Loan C and the Repricing Amendments, we recognized losses on extinguishment of debt of $1 million and $3 million, respectively. In addition, we incurred costs totaling $3 million as a result of the Repricing Amendments which were recorded as interest expense. In 2013, we incurred costs totaling $19 million associated with the Amended and Restated Credit Agreement and the Incremental Term Loan Facility. We charged $14 million to interest expense during the first quarter of 2013, and capitalized $3 million and $2 million as debt issuance costs during the first and third quarter of 2013, respectively. We also recognized a loss on extinguishment of debt of $12 million for the nine months ended September 30, 2013 as a result of the Amended and Restated Credit Agreement. As of September 30, 2014, we had $24 million of unamortized debt issuance costs included in other assets in our consolidated balance sheets associated with all debt transactions under the Amended and Restated Credit Agreement and the previous senior secured credit agreement. These costs are being amortized to interest expense over the maturity period of the Amended and Restated Credit Agreement. Our effective interest rates for the three and nine months ended September 30, 2014 and 2013, inclusive of amounts charged to interest expense as described above, are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Including the impact of interest rate swaps	5.25%	6.26%	5.64%	7.15%
Excluding the impact of interest rate swaps	4.50%	5.51%	4.94%	6.43%

Senior Unsecured Notes

As of September 30, 2014, we have, at face value, $400 million in senior unsecured notes currently bearing interest at a rate of 8.35% and maturing on March 15, 2016 (“2016 Notes”). The 2016 Notes include certain non-financial covenants, including restrictions on incurring certain types of debt, entering into certain sale and leaseback transactions and entering into mergers, consolidations or a transfer of substantially all our assets. As of September 30, 2014, we are in compliance with all covenants under the 2016 Notes.

Senior Secured Notes

We have, at face value, $480 million in senior secured notes bearing interest at a rate of 8.50% and maturing on May 15, 2019 (“2019 Notes”). The 2019 Notes include certain non-financial covenants, including certain restrictions on incurring certain types of indebtedness, creation of liens on certain assets, making of certain investments, and payment of dividends. These covenants are similar in nature to those existing in the Amended and Restated Credit Agreement. As of September 30, 2014, we are in compliance with all covenants under the 2019 Notes.

The indenture to the 2019 Notes allowed us, at our option, to redeem up to 40% of the principal amount of the notes outstanding in the event of an equity offering, such as an initial public offering, until May 15, 2015. The contingent call option was at a price of 108.50%, plus accrued and unpaid interest, if any, to the date of redemption. In May 2014, we exercised our contingent call option and prepaid $320 million, or 40%, of the outstanding principal on the 2019 Notes at the redemption price of 108.5% of the principal amount. As a result of the prepayment, we recognized a loss on extinguishment of $31 million, which included the $27 million redemption premium.

Mortgage Facility

We have $82 million outstanding under a mortgage facility for the buildings, land and furniture and fixtures located at our headquarters facilities in Southlake, Texas. The mortgage facility bears interest at a rate of 5.7985% per annum and matures on April 1, 2017. The mortgage facility includes certain customary non-financial covenants, including restrictions on incurring liens other than permitted liens, dissolving the borrower or changing our business, forgiving debt, changing our principal place of business and transferring the property. As of September 30, 2014, we are in compliance with all covenants under the mortgage facility.

Aggregate Maturities

As of September 30, 2014, aggregate maturities of our long-term debt were as follows (in thousands):

Amount
Three months ending December 31, 2014	$5,601
2015	22,435
2016	422,493
2017	150,303
2018	21,250
Thereafter	2,480,125

Total	$3,102,208

11. Debt

The following table sets forth our outstanding debt:

			December 31,
	Rate	Maturity	2013	2012
			(Amounts in thousands)
Senior secured credit facilities:
Term Loan B	L+4.00%	February 2019	$1,747,378	$—
Incremental term loan facility	L+3.50%	February 2019	349,125	—
Term Loan C	L+3.00%	December 2017	360,477	—
Revolving credit facility	L+3.75%	February 2018	—	—
Initial term loan facility	L+2.00%	September 2014	—	238,335
First extended term loan facility	L+5.75%	September 2017	—	1,162,622
Second extended term loan facility	L+5.75%	December 2017	—	401,515
Incremental term loan facility	L+6.00%	December 2017	—	370,536
Senior unsecured notes due 2016	8.350%	March 2016	389,321	385,099
Senior secured notes due 2019	8.500%	May 2019	799,823	801,712
Mortgage facility	5.800%	March 2017	83,541	84,340

Total debt			$3,729,665	$3,444,159

Current portion of debt			86,117	23,232
Long-term debt			3,643,548	3,420,927

Total debt			$3,729,665	$3,444,159

Amended and Restated Senior Secured Credit Facilities

On February 19, 2013, Sabre GLBL Inc. amended and restated the previous credit agreement with a new agreement (the “Amended and Restated Credit Agreement”). The new agreement replaced (i) the existing initial term loans with new classes of term loans of $1,775 million (the “Term Loan B”) and $425 million (the “Term Loan C”) and (ii) the existing revolver with a new revolver of $352 million (the “Revolver”). We used $14 million of term loan proceeds and $2 million of cash on hand to pay debt issuance and third-party debt modification costs resulting from this transaction.

The Amended and Restated Credit Agreement includes provisions that require us to pay a 1% fee (the “Repricing Premium”) to the respective lenders if we pay off or refinance all or a portion of the Term Loan B within one year –and the Term Loan C within six months– of February 19, 2013. This Repricing Premium is applicable only to the portion paid off or refinanced and does not apply to the scheduled quarterly amortization payments.

On September 30, 2013, we entered into an agreement for an incremental term loan facility to Term Loan B (the “Incremental Term Loan Facility”), having a face value of $350 million and providing total net proceeds of $350 million. We have used a portion, and intend to use the remainder, of the proceeds of the Incremental Term Loan Facility for working capital and one-time costs associated with the Expedia SMA and sale of TPN, including the payment of travel suppliers for travel consumed that originated on our technology platforms, and for general corporate purposes. The Incremental Term Loan Facility matures on February 19, 2019 and includes a 1% Repricing Premium if we pay off or refinance all or a portion of the loan with incurrence of long term bank debt before February 19, 2014. This loan currently bears interest at a rate equal to the LIBOR rate, subject to a 1.00% floor, plus 3.50% per annum. It includes a provision for increases in interest rates to maintain a difference of not more than 50 basis points relative to future term loan extensions or refinancing of amounts under the Amended and Restated Credit Agreement.

Sabre GLBL Inc.’s obligations under the Amended and Restated Credit Agreement are guaranteed by Sabre Holdings and each of Sabre GLBL Inc.’s wholly-owned material domestic subsidiaries, except unrestricted subsidiaries. We refer to these guarantors together with Sabre GLBL Inc., as the Loan Parties. The Amended and Restated Credit Agreement is secured by (i) a first priority security interest on the equity interests in Sabre GLBL Inc. and each other Loan Party that is a direct subsidiary of Sabre GLBL Inc. or another Loan Party, (ii) 65% of the issued and outstanding voting (and 100% of the non-voting) equity interests of each wholly-owned material foreign subsidiary of Sabre GLBL Inc. that is a direct subsidiary of Sabre GLBL Inc. or another Loan Party, and (iii) a blanket lien on substantially all of the tangible and intangible assets of the Loan Parties.

Under the Amended and Restated Credit Agreement, the loan parties are subject to certain customary non-financial covenants, as well as a maximum Senior Secured Leverage Ratio, which applies if our Revolver utilization exceeds certain thresholds and is calculated as Senior Secured Debt (net of cash) to EBITDA, as defined by the agreement. This ratio was 5.5 to 1.0 for 2013 and is 5.0 to 1.0 for 2014. The definition of EBITDA is based on a trailing twelve months EBITDA adjusted for certain items including non-recurring expenses and the pro forma impact of cost saving initiatives. As of December 31, 2013, we are in compliance with all covenants under the Amended and Restated Agreement.

As of December 31, 2013 and 2012, we had no outstanding balance on the revolving credit facilities. As of December 31, 2013, we had outstanding letters of credit totaling $67 million, of which $66 million reduces our overall credit capacity under the Revolver and $1 million is collateralized with restricted cash. As of December 31, 2012, we had outstanding letters of credit totaling $114 million of which $112 million reduces our overall credit capacity under the revolver and $2 million is collateralized with restricted cash.

Principal Payments

Term Loan B and the Incremental Term Loan Facility mature on February 19, 2019, and require principal payments in equal quarterly installments of 0.25%. Term Loan C matures on December 31, 2017 and requires principal payments in equal quarterly installments of 3.75% in 2014, increasing to 4.375%, 5.625% and 7.5% in 2015, 2016 and 2017, respectively. The Revolver matures on February 19, 2018. For the year ended December 31, 2013, we made $82 million of scheduled quarterly principal payments. We are scheduled to make $85 million in principal payments over the next twelve months.

We are also required to pay down the term loans by an amount equal to 50% of excess cash flow, as determined by leverage ratios in our Amended and Restated Credit Agreement, each fiscal year end after our annual consolidated financial statements are delivered. This percentage requirement may decrease or be eliminated if certain leverage ratios are achieved. As a result of the Amended and Restated Credit Agreement, no excess cash flow payment was required in 2013 with respect to our results for the year ended December 31, 2012. Additionally, based on our results for the year ended December 31, 2013, we are not required to make an excess cash flow payment in 2014. In the event of certain asset sales or borrowings, the Amended and Restated Credit Agreement requires that we pay down the term loan with the resulting proceeds. Subject to the Repricing Premium discussed above, we may repay the indebtedness at any time prior to the maturity dates without penalty.

Interest

Through February 27, 2012 our initial term loan facility bore interest at London Interbank Offered Rate (“LIBOR”) plus an applicable margin of 2%. After this date and until February 18, 2013, the applicable margin on the first extended portion of our initial term loan facility increased to 5.75% in connection with an amendment and restatement of our previous credit agreement completed on February 28, 2012. On May 9, 2012, we amended and restated the previous credit agreement for a second extended portion of our initial term loan facility to increase the applicable margin on those borrowings to 5.75% which we retained until February 18, 2013. The $371 million of our incremental term loan entered into on August 15, 2012 bore interest at a rate equal to LIBOR, subject to a 1.25% floor, plus 6.00% per annum. The remaining $238 million of our initial term loan facility outstanding at December 31, 2012 continued with a 2.00% applicable margin until February 18, 2013. We elected the one-month LIBOR as the floating interest rate on all $2,173 million of our initial term loan facility outstanding at December 31, 2012, and interest payments were due on the last day of each month. Interest on the outstanding loan was subject to interest rate swaps in a cash flow hedging relationship (see Note 12, Derivatives).

Beginning February 19, 2013, borrowings under the term loan agreement bear interest at a rate equal to either, at our option: (i) the Eurocurrency rate plus an applicable margin for Eurocurrency borrowings as set forth below, or (ii) a base rate determined by the highest of (1) the prime rate of Bank of America, (2) the federal funds effective rate plus 1/2% or (3) a LIBOR rate plus 1.00%, plus an applicable margin for base rate borrowings as set forth below. The Eurocurrency rate is based on LIBOR for all U.S. dollar borrowings and has a floor.

	Eurocurrency borrowings		Base rate borrowings
	Applicable Margin	Floor	Applicable Margin	Floor
Term Loan B	4.00%	1.25%	3.00%	2.25%
Incremental term loan facility	3.50%	1.00%	2.50%	2.00%
Term Loan C	3.00%	1.00%	2.00%	2.00%
Revolving credit facility	3.75%	N/A	2.75%	N/A

Applicable margins step down by 50 basis points for any quarter if the Senior Secured Leverage Ratio is less than or equal to 3.0 to 1.0. Applicable margins increase to maintain a difference of not more than 50 basis points relative to future term loan extensions or refinancings. In addition, we are required to pay a quarterly commitment fee of 0.375% per annum for unused revolving commitments. The commitment fee may increase to 0.500% per annum if the Senior Secured Leverage Ratio is greater than 4.0 to 1.0.

We have elected the three-month LIBOR as the floating interest rate on all $2,457 million of our outstanding term loans. As of December 31, 2013, the interest rate on these borrowings is 5.25% including an applicable margin of 4.00% for $1,747 million; 4.50% including an applicable margin of 3.50% for $349 million; and 4.00% including an applicable margin of 3.00% for $360 million of our outstanding term loans. Interest payments are due on the last day of each quarter. Interest on a portion of the outstanding loan is hedged with interest rate swaps (see Note 12, Derivatives).

In 2013, we incurred costs totaling $19 million associated with the Amended and Restated Credit Agreement and the Incremental Term Loan Facility of which $14 million was charged to interest expense during the year ended December 31, 2013 and $5 million was capitalized as debt issuance costs. We also recognized a loss on extinguishment of debt of $12 million as a result of the Amended and Restated Credit Agreement. In 2012, we incurred costs totaling $38 million associated with the amendment and extension of certain facilities under our previous credit agreement of which $8 million was charged to interest expense during the year ended December 31, 2012 and $30 million was capitalized as debt issuance costs. In addition, as a result of prepayments under our previous credit agreement, we recognized a charge of $10 million to interest expense related to accelerated amortization of debt issuance costs during the year ended December 31, 2012. As of December 31, 2013, we had $31 million of unamortized debt issuance costs included in other assets in our consolidated balance sheet associated with all debt transactions under the Amended and Restated Credit Agreement and the previous credit agreement. These costs are being amortized to interest expense over the maturity period of the Amended and Restated Credit Agreement.

Our effective interest rates for the years ended December 31, 2013, 2012 and 2011, inclusive of the accelerated amortization described above, are as follows:

	Year Ended December 31,
	2013	2012	2011
Including the impact of interest rate swaps	6.86%	6.53%	4.31%
Excluding the impact of interest rate swaps	6.21%	5.65%	2.72%

On February 20, 2014, we modified our Amended and Restated Credit Agreement to reduce Term Loan B’s applicable margin for both Eurocurrency and Base rate borrowings, including the related floors. The modification also provides for an incremental revolving commitment of $53 million due February 19, 2019 and extends the maturity date of $317 million of the Revolver to the same date with a provision for earlier maturity on November 19, 2018 if certain conditions are met. See Note 22, Subsequent Events.

Publicly Issued Senior Unsecured Notes

In March 2006, Sabre Holdings issued $400 million in 2016 Notes, bearing interest at a rate of 6.35% and maturing March 15, 2016, in an underwritten public offering resulting in net cash proceeds after expenses of approximately $397 million. The 2016 Notes include certain non-financial covenants, including restrictions on incurring certain types of debt or entering into certain sale and leaseback transactions. We used all of the net proceeds plus available cash and cash equivalents and marketable securities to prepay $400 million of a bridge facility used to finance the acquisition of our subsidiary lastminute.com. Under the terms of the 2016 Notes, we paid $29 million in interest charges in 2007 and are obligated to pay $34 million per year afterwards until 2016. Interest payments are due in March and September each year. The interest rate payable on the 2016 Notes increased to 8.35% effective March 16, 2007 due to a credit rating decline resulting from the acquisition of Sabre Holdings. As of December 31, 2013, we are in compliance with all covenants under the indenture for the 2016 Notes.

In August 2001, Sabre Holdings issued $400 million in 2011 Notes, bearing interest at a rate of 7.35% and maturing August 1, 2011, in an underwritten public offering resulting in net cash proceeds to us of approximately $397 million. The interest payments were due in February and August each year. The 2011 Notes included certain non-financial covenants, including restrictions on incurring certain types of debt or entering into certain sale and leaseback transactions. In April 2009, we reduced our debt obligations by $76 million for the 2011 Notes. During the quarter ended September 30, 2011, we paid down the remaining $324 million of principal and $12 million of accrued interest on our unsecured notes which matured on August 1, 2011.

On March 30, 2007, in connection with the acquisition of Sabre Holdings by Sabre Corporation, Sabre Holdings filed Form 15 with the Securities and Exchange Commission and terminated its reporting obligations with respect to its common stock, the 2011 Notes and the 2016 Notes under the Securities Exchange Act of 1934, as amended. In connection with the acquisition of Sabre Holdings, we also amended and restated the guarantee by Sabre GLBL of the 2011 Notes and the 2016 Notes in response to a request from the rating agencies so that the 2011 Notes and the 2016 Notes would not be structurally subordinated to Sabre GLBL’s obligations under its senior secured credit facilities. Sabre Corporation has not assumed this guarantee and is not otherwise guaranteeing the 2011 Notes, which have since been repaid, or the 2016 Notes.

Senior Secured Notes

On May 9 and September 20, 2012, Sabre GLBL Inc. issued a total of $800 million in senior secured notes ($400 million each) bearing interest at a rate of 8.50% and maturing on May 15, 2019, pursuant to Rule 144A under the Securities Act of 1933, as amended, (“Securities Act”), resulting in net proceeds of approximately $796 million after capitalized expenses of $5 million. The May 9 and September 20, 2012 offerings (collectively “2019 Notes”) include certain non-financial covenants, including restrictions on incurring certain types of indebtedness, creation of liens on certain assets, making of certain investments, and payment of dividends. These covenants are similar in nature to those existing on the senior secured credit facilities. The 2019 Notes have not and will not be registered under the Securities Act. We used $679 million of the net proceeds to pay off certain lenders under our previous senior secured credit facilities, and retained the remainder for general corporate purposes. A portion of the retained funds was subsequently used for funding the acquisition of PRISM (See Note 3, Acquisitions).

Interest is calculated from the date of the original issuance, or May 9, 2012, on the 2019 Notes. We are obligated to pay $68 million in interest per year until 2019. Payments are due in May and November each year. Additionally, capitalized costs related to these transactions are being amortized to interest expense over the 2019 Notes maturity period.

The indenture to the senior secured notes allows the Company, at its option, to redeem up to 40% of the principal amount of the notes outstanding in the event of an equity offering, such as an initial public offering, until May 15, 2015. The contingent call option is at a price of 108.50%, plus accrued and unpaid interest, if any, to the date of redemption. In order to exercise the contingent call option, at least 50% of the aggregate principal originally issued must remain outstanding after the option is exercised, and the redemption must occur within 120 days of the equity offering closing date. The fair value of the contingent call option that met the definition of an embedded derivative was a gain of $2 million at December 31, 2013, and was not material as of December 31, 2012. The call option is recorded as a component of long term debt, with an offsetting unrealized gain in other, net. See Note 12, Derivatives and Note 13, Fair Value Measurements.

Mortgage Facility

On March 29, 2007, we purchased the buildings, land and furniture and fixtures located at our headquarter facilities in Southlake, Texas, which were previously financed under a capital lease facility. The total purchase price of the assets was $104 million. The purchase was financed through $85 million raised by a mortgage facility that we entered into and $19 million from cash on hand. The $85 million mortgage facility carries an interest rate of 5.8% and is secured by the headquarters building which had a net book value of $83 million as of December 31, 2013. Payments made through March 1, 2012 were applied to accrued interest only. Subsequent to that date, payments are also applied to the principal balance of the facility. Payments are due on the first business day of each month. The facility matures on March 1, 2017 and all unpaid principal will be due at that time. As of December 31, 2013 we are in compliance with all covenants set forth in the facility agreement.

Note Payable to a Joint Venture Partner

On March 31, 2002 we entered into a promissory note with one of our joint venture partners. The note carried an interest rate of 8.0% and matured on March 31, 2012, having a zero balance as of December 31, 2013 and 2012.